Net Loss Per Share	11 Months Ended
Dec. 31, 2024
Net Loss per Share [Abstract]
Net Loss Per Share

14. Net Loss per Share

Basic and diluted net loss per share attributable to stockholders were calculated as follows (in thousands, except share and per share data):

	Period from February 6, 2024 (Inception) to December 31, 2024
	Loss Allocation	Weighted Average Shares Outstanding	Loss Per Share, Basic and Diluted
Common Stock	$(65,037)	16,789,362	$(3.87)
Company Series A Preferred Stock (1)	(1,918)	495	$(3,873.25)
Company Series B Preferred Stock (2)	(16,769)	51,946	$(322.81)
Net loss	$(83,724)

(1)	The weighted-average number of shares of as-converted Company Series A Preferred Stock used in the loss allocation was 495,191 for the period from February 6, 2024 (inception) to December 31, 2024.

(2)	The weighted-average number of shares of as-converted Company Series B Preferred Stock used in the loss allocation was 4,328,844 for the period from February 6, 2024 (inception) to December 31, 2024.

For the computation of basic net loss per share attributable to stockholders, the amount of weighted-average shares outstanding excludes all shares of unvested restricted common stock as such shares are not considered outstanding for accounting purposes until vested. The amount of weighted-average shares outstanding includes the pre-funded warrants as the exercise price is negligible and these warrants are fully vested and exercisable.

The potential shares of common stock that were excluded from the computation of diluted net loss per share attributable to stockholders for the periods presented because including them would have had an anti-dilutive effect were as follows:

December 31, 2024
Outstanding employee warrants to purchase common stock	3,054,358
Outstanding unvested restricted stock awards	2,207,553
Outstanding and issued common stock options	1,567,760
Outstanding and issued warrant to Paruka	596,930
Total	7,426,601